SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant             |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

                          Phoenix Multi-Portfolio Fund
                   Registration Nos. 811-00945 and 333-118174

                              Phoenix Equity Trust
                    Registration Nos. 811-05436 and 33-19423
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:
            (2) Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            (4) Proposed maximum aggregate value of transaction:
            (5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1) Amount previously paid:
            (2) Form, Schedule or Registration Statement no.:
            (3) Filing Party:
            (4) Date Filed:

                       PHOENIX-ABERDEEN INTERNATIONAL FUND
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND
                                       and
                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
                        A SERIES OF PHOENIX EQUITY TRUST

                                101 Munson Street
                              Greenfield, MA 01301

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                           To be held on June 3, 2005

            To the Shareholders of Phoenix-Aberdeen International Fund and Phoenix-Aberdeen Worldwide Opportunities Fund:

            NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Phoenix-Aberdeen International Fund and Phoenix-Aberdeen Worldwide Opportunities Fund (each a "Fund") of Phoenix Multi-Portfolio Fund and Phoenix Equity Trust, respectively, (each a "Trust"), each a Delaware statutory trust, will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, CT 06115, on June 3, 2005 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Meetings") for the following purposes:

            1. To approve amendments to the fee schedules of the Funds' Investment Advisory Agreements between the Trusts, on behalf of the Funds, and Phoenix Investment Counsel, Inc. ("PIC") (Proposal 1). All shareholders will vote on this proposal, with each Fund voting separately.
            2. To approve a new Subadvisory Agreement between PIC and Acadian Asset Management, Inc. ("Acadian") and a new Subadvisory Agreement between PIC and New Star Institutional Managers, Inc. ("New Star") with respect to the Phoenix-Aberdeen International Fund (Proposal 2). Only the Phoenix-Aberdeen International Fund shareholders will vote on this proposal.
            3. To approve a new Subadvisory Agreement between PIC and Acadian and a new Subadvisory Agreement between PIC and New Star with respect to the Phoenix-Aberdeen Worldwide Opportunities Fund (Proposal 3). Only the Phoenix-Aberdeen Worldwide Opportunities Fund shareholders will vote on this proposal.
            4. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 4). All shareholders will vote on this proposal, with each Fund voting separately.
            5. To transact any other business that may properly come before the Meetings.

            The Executive Committees of the Boards of Trustees have fixed the close of business on April 15, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Meetings.

                                   By order of the Executive Committees of the Boards of Trustees



                                   /s/Francis G. Waltman
                                   ---------------------
                                   Title: Senior Vice President
                                          ---------------------
                                   Phoenix-Aberdeen International Fund



                                   /s/Francis G. Waltman
                                   ---------------------
                                   Title: Senior Vice President
                                          ---------------------
                                   Phoenix-Aberdeen Worldwide Opportunities Fund


May 6, 2005

            SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR BY THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

            The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trusts involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            Registration                                   Valid Signature
            ------------                                   ---------------

Corporate Accounts

            (1) ABC Corp.                                  ABC Corp.
            (2) ABC Corp.                                  John Doe, Treasurer
            (3) ABC Corp. c/o John Doe, Treasurer          John Doe
            (4) ABC Corp. Profit Sharing Plan              John Doe, Trustee

Trust Accounts

            (1) ABC Trust                                  Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee u/t/d 12/28/78        Jane B. Doe

Custodial or Estate Accounts

            (1) John B. Smith, Cust. f/b/o
                John B. Smith, Jr. UGMA                    John B. Smith
            (2) Estate of John B. Smith                    John B. Smith, Jr.,
                                                           Executor

                       PHOENIX-ABERDEEN INTERNATIONAL FUND
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND
                                       and
                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
                        A SERIES OF PHOENIX EQUITY TRUST

                                101 Munson Street
                              Greenfield, MA 01301
                                 (800) 243-1574

                        SPECIAL MEETINGS OF SHAREHOLDERS
                           To be held on June 3, 2005

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Executive Committees of the Boards of Trustees of the Phoenix-Aberdeen International Fund and the Phoenix-Aberdeen Worldwide Opportunities Fund (each a "Fund"), which are series of the Phoenix Multi-Portfolio Fund and the Phoenix Equity Trust, respectively, (each a "Trust"). The proxies will be used at the special meetings of shareholders to be held at 56 Prospect Street, Hartford, CT 06115 on June 3, 2005 (the "Meetings") and any adjournment(s) thereof. The Meetings will be held at the offices of Phoenix Investment Partners, Ltd. for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders. This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about May 6, 2005 or as soon as practicable thereafter. The close of business on April 15, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the meetings. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding:

--------------------------------------------------------------------------------
                                Class A           Class B         Class C
------------------------------ ----------------- --------------- ---------------
Phoenix-Aberdeen                5,651,696.509     727,457.083     143,050.738
International Fund
------------------------------ ----------------- --------------- ---------------
Phoenix-Aberdeen Worldwide      12,422,238.202    696,680.625     396,292.642
Opportunities Fund
--------------------------------------------------------------------------------

         A copy of the Trusts' annual reports for the fiscal year ending June 30, 2004 for the Phoenix Equity Trust and the fiscal year ending November 30, 2004 for the Phoenix Multi-Portfolio Fund along with the unaudited semi-annual report for the six month period ending December 31, 2004 for the Phoenix Equity Trust are available free of charge via the internet at www.phoenixinvestments.com, or by calling 800-243-1574.

         It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trusts. Equiserve, Inc. has been engaged to assist in the distribution and tabulation of proxies. D.F. King, Inc. has been engaged to assist in the solicitation of proxies. The anticipated cost of such services is approximately $34,000. The costs associated with this Proxy Statement will be borne by Phoenix Investment Counsel, Inc. ("PIC").

         Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting(s), by mailing a notice of revocation to the Secretary at the principal office of the Trust(s), or by executing a superseding proxy by telephone or through the internet to the Trust(s). All properly executed proxies received before the Meetings will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

         Thirty-three and one-third percent of the outstanding shares of each Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meetings, the persons named as proxies on the proxy card may propose one or more adjournments of the Meetings, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposals in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals.

         "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by a Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For all of the proposals contained in this Proxy Statement, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

         Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of the other Fund. The proposals contained in this Proxy Statement will be voted on by the Funds' shareholders as follows:

           1. Approval of amendments to the fee schedules of the Funds' Investment Advisory Agreements between the Trusts, on behalf of the Funds, and PIC (Proposal 1). All shareholders will vote on this proposal, with each Fund voting separately.

           2. Approval of a new Subadvisory Agreement between PIC and Acadian Asset Management, Inc. ("Acadian") and a new Subadvisory Agreement between PIC and New Star Institutional Managers, Inc. ("New Star") with respect to the Phoenix-Aberdeen International Fund (Proposal 2). Only the Phoenix-Aberdeen International Fund shareholders will vote on this proposal.

           3. Approval of a new Subadvisory Agreement between PIC and Acadian and a new Subadvisory Agreement between PIC and New Star with respect to the Phoenix-Aberdeen Worldwide Opportunities Fund (Proposal 3). Only the Phoenix-Aberdeen Worldwide Opportunities Fund shareholders will vote on this proposal.

           4. Approval of a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 4). All shareholders will vote on this proposal, with each Fund voting separately.

                       EXECUTIVE COMMITTEE RECOMMENDATIONS

         The Executive Committees of the Boards of Trustees met on March 21, 2005 to discuss the proposals contained in this Proxy Statement. The Executive Committees voted unanimously to approve the proposals and recommend to their respective Boards that the Boards of Trustees approve the proposals. It is expected that the Boards of Trustees will unanimously vote to approve the proposals at a meeting to be held on May 18, 2005. The Executive Committees recommend that you vote "FOR" all of the proposals contained in this Proxy Statement.

                   PROPOSAL 1: AMEND THE FEE SCHEDULES OF THE
                  INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS

REQUIRED VOTE

         Approval of the amendments to the fee schedules of the Investment Advisory Agreements for the Funds requires the affirmative vote of a majority of the outstanding voting securities of each Fund with such Fund's share classes voting together. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the fee schedule amendments are not approved by the Funds' shareholders, PIC would continue to serve as the Funds' investment adviser at the current fee level, until the expiration of the agreements, and the Boards of Trustees would consider the options available to the Funds at that time.

CURRENT FEE ARRANGEMENT

         Each Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. Each Advisory Agreement provides that PIC will have overall supervisory responsibility for the investment program of the Funds and at its own expense provide office space for the

Funds as well as pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are interested persons of PIC. PIC is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, PIC has delegated certain of these duties to Aberdeen, current subadviser to the Funds, pursuant to the Subadvisory Agreements between PIC and Aberdeen.

PROPOSED FEE ARRANGEMENT

         The Executive Committees of the Funds are proposing that the management fees payable by each of the Funds to PIC be increased by 0.10% at each breakpoint level. Since subadvisory fees are paid by PIC and not the Funds, PIC is seeking an increase in the fee schedules to the Investment Advisory Agreements for the Funds in order to afford PIC the ability to hire quality subadvisers, which is intended to lead to better performance, increased asset growth and, ultimately, lower expenses for shareholders. The current and proposed management fees for all classes of shares of each of the Funds are as follows:

--------------------------------------------------------------------------------
                                    Above $1 Billion to and
                First $1 Billion    including $2 Billion      Above $2 Billion
-------------- ------------------- ------------------------- -------------------
Current         0.75%               0.70%                     0.65%
-------------- ------------------- ------------------------- -------------------
Proposed        0.85%               0.80%                     0.75%
--------------------------------------------------------------------------------

There are no expense or fee waivers in place at this time. However, if the fee increase is approved, PIC has contractually agreed to waive fees in the amount of 0.10% beginning on the date shareholder approval of this proposal is received and ending on September 30, 2006. Therefore, if this proposal is approved, the fee increase will have no effect on the Funds' expenses until October 1, 2006. As of December 31, 2004, the Phoenix-Aberdeen International Fund had $67.7 million in net assets and the Phoenix-Aberdeen Worldwide Opportunities Fund had $120.6 million in net assets.

CURRENT FEE TABLES AND EXAMPLES

         Below is a fee table for each Fund that shows the total fees paid by shareholders in each Fund's last fiscal year, based on the current management fee of 0.75%. Examples based on current fees are also shown below.

                       Phoenix-Aberdeen International Fund
                         Fee Table Based on Current Fees
                         -------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    5.75%             None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends
                                                                 None              None              None
Redemption Fee                                                   None              None              None

Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%             0.75%             0.75%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%

Other Expenses                                                  0.83%             0.83%             0.83%
                                                                ----              ----              ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.83%             2.58%             2.58%
                                                                ====              ====              ====

----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

                  Phoenix-Aberdeen Worldwide Opportunities Fund
                         Fee Table Based on Current Fees
                         -------------------------------

                                                       CLASS A               CLASS B              CLASS C
                                                        SHARES                SHARES               SHARES
                                                        ------               ------                ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%                 None                  None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                  None                 5%(a)                1%(b)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                     None                 None                  None

Redemption Fee                                           None                 None                  None

Exchange Fee                                             None                 None                  None
                                                ------------------------------------------------------------------
                                                       CLASS A               CLASS B              CLASS C
                                                        SHARES                SHARES               SHARES
                                                        ------                ------               ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.75%                 0.75%                0.75%

Distribution and Service (12b-1) Fees(c)                0.25%                 1.00%                1.00%

Other Expenses                                          0.62%                 0.62%                0.62%
                                                       -----                 -----                -----

TOTAL ANNUAL FUND OPERATING EXPENSES                    1.62%                 2.37%                2.37%
                                                       =====                 =====                =====

----------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

The following examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years.

                       Phoenix-Aberdeen International Fund
                                Current Examples
                                ----------------

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------- --------------- --------------- --------------- ----------------
   Class A           $750           $1,117          $1,508          $2,599
--------------- --------------- --------------- --------------- ----------------
   Class B           $661           $1,002          $1,370          $2,732
--------------- --------------- --------------- --------------- ----------------
   Class C           $361            $802           $1,370          $2,915
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------- --------------- --------------- --------------- ----------------
   Class B           $261            $802           $1,370          $2,732
--------------- --------------- --------------- --------------- ----------------
   Class C           $261            $802           $1,370          $2,915
--------------------------------------------------------------------------------


                  Phoenix-Aberdeen Worldwide Opportunities Fund
                                Current Examples
                                ----------------

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------- --------------- --------------- --------------- ----------------
   Class A           $730           $1,057          $1,406          $2,386
--------------- --------------- --------------- --------------- ----------------
   Class B           $640            $939           $1,265          $2,520
--------------- --------------- --------------- --------------- ----------------
   Class C           $340            $739           $1,265          $2,706
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------- --------------- --------------- --------------- ----------------
   Class B           $240            $739           $1,265          $2,520
--------------- --------------- --------------- --------------- ----------------
   Class C           $240            $739           $1,265          $2,706
--------------------------------------------------------------------------------


FEES PAID TO PIC FOR LAST FISCAL YEAR

         Set forth below are the investment advisory fees incurred by the Funds during their last full fiscal year.

                               Investment Advisory Fees
                               ------------------------
           --------------------------------------------------------------
                                                   Advisory Fees Paid
           ----------------------------------- --------------------------
            Phoenix-Aberdeen International
            Fund                                         $471,948
           ----------------------------------- --------------------------
            Phoenix-Aberdeen Worldwide
            Opportunities Fund                           $867,356
           --------------------------------------------------------------

         The Funds made no other material payments to PIC during their last fiscal years. The amount of investment advisory fees received by PIC as set forth in the table above would not have changed had the proposed fee increase been in effect due to the 0.10% waiver until September 30, 2006.

BASIS FOR THE EXECUTIVE COMMITTEE'S RECOMMENDATION

         In evaluating, approving and recommending to the Funds' shareholders that they approve the proposal, the Executive Committees of the Boards of Trustees, requested and evaluated information provided by PIC which, in the Executive Committees' view, constituted information necessary for the Executive Committees to form a judgment as to whether implementation of the proposed fee schedule increases would be in the best interest of the Funds' and their shareholders.

         In recommending that shareholders approve the proposal, the Executive Committees considered various factors, including:

         1) the rate of the investment advisory fees and other expenses that would be paid by the Funds under the amended fee schedules as compared to those of representative comparable funds managed by other investment advisers. The Executive Committee members noted in particular that for each Fund, the proposed new investment advisory fee would be reasonable because it is within the range of contractual advisory fee rates at comparable asset levels for representative comparable funds, as indicated in material prepared for the Executive Committees by PIC based on information contained in various publicly available documents. Specifically, for each Fund, the proposed new fee was below the median of advisory fees for comparable funds;

         2) the impact of the proposed changes in investment advisory fee rates on the Funds' Net Expense ratio both before and after any waivers or reimbursements;

         3) the below average investment performance of the Funds based on comparisons with applicable indices, and, therefore, the need for PIC to retain better subadvisers for the Funds;

         4) the above average nature and quality of investment advisory services provided by PIC to the Funds, including its efforts to improve each Fund's performance;

         5) other benefits to PIC in providing investment advisory services to the Funds, both under the current fee schedules and the proposed new fee schedules; and

         6) possible economies of scale to be achieved through the reduction in advisory and other fees as assets grow while managing the Funds under the proposed new fee schedules.

         In considering the proposal, the Executive Committees concluded that the proposed fee increases should: (i) over the long-term, enable PIC to continue to provide high-quality investment advisory services to the Funds at reasonable and competitive fee rates; and (ii) enable PIC to provide investment advisory services to the Funds at levels consistent with the increased demands of the current marketplace, while attracting high quality subadvisers. The Executive Committees concluded that the proposed fee increases were on balance more favorable for shareholders than the alternative of experiencing continued lagging performance due to the current subadvisory structure.

             PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENTS
               WITH ACADIAN AND NEW STAR FOR THE PHOENIX-ABERDEEN
                               INTERNATIONAL FUND

REQUIRED VOTE

         Approval of the new Subadvisory Agreements with Acadian and New Star requires the affirmative vote of a majority of the outstanding voting securities of the Phoenix-Aberdeen International Fund with all of the Fund's share classes voting together. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the new Subadvisory Agreements with Acadian and New Star are approved by the shareholders of the Phoenix-Aberdeen International Fund, PIC would terminate the current Subadvisory Agreement with Aberdeen on or about June 30, 2005. If the new Subadvisory Agreements with Acadian and New Star are not approved by the shareholders of the Phoenix-Aberdeen International Fund, Aberdeen will continue as subadviser to the Fund under the terms of the current Subadvisory Agreement, and the Board of Trustees would consider the options available to the Fund. If the proposal is approved, it is expected that the Board of Trustees will approve changing the name of the Fund.

THE CURRENT SUBADVISORY AGREEMENT WITH ABERDEEN

         Aberdeen Asset Management, Inc. ("Aberdeen"), is currently the Phoenix-Aberdeen International Fund's subadviser and is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale FL 33301. Aberdeen is registered as an investment adviser under the Investment Advisers Act of 1940. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. The following persons serve as the principal executive officers of
Aberdeen: Beverley Hendry, Chief Executive Officer, Chief Operations Officer, Treasurer and Director; Martin J. Gilbert, President and Director; Susan E. Mullin, Director; Susan E. Connerney, Chief Compliance Officer; Andrew A. Smith, Director; and Timothy P. Sullivan, Director. The principal occupation of the principal executive officers is the officer's position with Aberdeen.

         The current Subadvisory Agreement between Aberdeen and PIC obligates Aberdeen to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Aberdeen; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Phoenix-Aberdeen International Fund; and (iv) perform certain limited related administrative functions in connection therewith. The current Subadvisory Agreement provides that Aberdeen shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to Aberdeen in its actions under the Subadvisory Agreement or a breach of Aberdeen's duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

         The Fund pays no fees directly to Aberdeen as the subadviser. Under the current Subadvisory Agreement, Aberdeen is compensated by PIC at the following annual rates:

         Average Daily Net Fund Assets                 Subadvisory Fee
         -----------------------------                 ---------------

         First $1 Billion                                   0.375%
         Above $1 Billion to and including $2 Billion       0.350%
         Above $2 Billion                                   0.325%

         The current Subadvisory Agreement is dated October 27, 1998, was amended on November 20, 2002, and was last submitted to a vote of the Fund's shareholders on October 27, 1998. The term of the current Subadvisory Agreement will continue until November 30, 2005 if shareholder approval is not received on this proposal. The current Subadvisory Agreement is subject to termination by PIC or Aberdeen on 60 days written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement between the Phoenix-Aberdeen International Fund and PIC.

THE NEW SUBADVISORY AGREEMENTS WITH ACADIAN AND NEW STAR

         It is being proposed that shareholders approve a new Subadvisory Agreement between PIC and Acadian and a new Subadvisory Agreement between PIC and New Star (the "New International Subadvisory Agreements"). The New International Subadvisory Agreements are substantially similar to the current Subadvisory Agreement. However, the fees paid to Acadian and New Star by PIC under the New International Subadvisory Agreements would be as follows:

Acadian                                                 Annual Rate
Average Daily Net Assets                               Percentage(%)
------------------------                               -------------

Up to $200 Million                                         0.50%
$200 Million to $500 Million                               0.40%
Over $500 Million                                          0.35%

New Star                                                Annual Rate
Average Daily Net Assets                               Percentage(%)
------------------------                               -------------

First $100 Million                                         0.50%
Over $100 Million                                          0.40%

BASIS FOR THE EXECUTIVE COMMITTEE'S RECOMMENDATION

         In evaluating, approving and recommending to the Fund's shareholders that they approve this proposal, the Executive Committee of the Phoenix-Aberdeen International Fund Board of Trustees, requested and evaluated information provided by PIC, Acadian and New Star which, in the Executive Committee's view, constituted information necessary for the Executive Committee to form a judgment as to whether terminating the Aberdeen Subadvisory Agreement and entering into the New International Subadvisory Agreements with Acadian and New Star would be in the best interest of the Fund and their shareholders. Prior to making its final decision, the Trustee members of the Executive Committee who are not interested persons pursuant to Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), met privately with counsel to discuss the information provided.

         In their deliberations, the Executive Committee members did not identify any particular information that was all-important or controlling, and each Executive Committee member attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Executive Committee considered various factors, including:

         1) the nature, extent and quality of the services to be provided by Acadian and New Star. The Executive Committee reviewed biographical information for each Acadian and New Star portfolio manager who would be providing services under the New International Subadvisory Agreements and was impressed with the breadth and depth of experience presented.

         The Executive Committee considered that all of Acadian's investment strategies are team managed and supported Acadian's focus on using data, technology and sophisticated analytical methods to evaluate and project expected returns for 20,000 stocks everyday. The Executive Committee also reviewed the following information with respect to Acadian:

      o Acadian employs a core approach to constructing international equity portfolios. The process utilizes quantitative screening techniques to identify attractively valued securities. All stocks in the global equity universe are evaluated across multiple quantitative factors.

      o Research is focused on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the "common sense" test of having a logical connection to the attributes of a successful company.

      o The country decision is considered in combination with the sector decision and driven by the stock selection process. The country/sector model applies those factors that have proven most statistically significant by market and sector based on detailed factor attribution research.

      o A portfolio optimization program is used throughout to balance the expected return of the stocks with such considerations as the portfolio's benchmark, desired level of risk, transaction cost estimates, and other needs.

         The Executive Committee evaluated New Star's approach to investment management and New Star's centralized research structure, noting that all New Star portfolio managers act as analysts and specialize by region. The Executive Committee also reviewed the following information with respect to New Star:

      o New Star strives to invest in companies whose return on invested capital exceeds their cost of capital with strong market position and good earnings momentum. Underlying the strategy is the belief that stock and currency markets are driven by macroeconomic forces and that fundamental analysis can identify and anticipate trends in these factors.

      o Country allocation is viewed as a critical component of returns. Country weightings are based on a top down view of expected returns not index weightings, and country positions deviating significantly from the index may occur.

      o Companies with the highest expected relative returns within the identified economic themes are purchased up to the desired country weighting in each market.

        The Executive Committee also considered that the terms of the New International Subadvisory Agreements would not materially differ from those of the current

Subadvisory Agreement between PIC and Aberdeen. With respect to quality of the services to be provided by Acadian and New Star, the Executive Committee reviewed information compiled by Management as of December 31, 2004, which showed that a hypothetical portfolio with 50% of the assets advised by Acadian and 50% of the assets advised by New Star would have been very highly ranked for one, five and ten years. Aberdeen's rankings for international multi cap value funds were 96%, 90% and 54% for the same time periods, respectively.

         2) the rate of the investment advisory fees that would be paid by PIC (and not the Fund) under the New International Subadvisory Agreements and the fact that the starting fee tier for Acadian to be paid by PIC is much lower than many of the other funds advised by Acadian. Likewise, the fees to be paid by PIC to New Star are reasonably aligned with other portfolios managed in a similar style by New Star. Further, the Executive Committee considered the fact that the only impact of the proposed changes in subadvisory fee rates on the Fund's net expense ratio (both before and after any waivers or reimbursements) would be the increased fee paid to PIC as presented in Proposal 1 above;

         3) the below average investment performance of the Fund with Aberdeen as the subadviser based on comparisons with applicable indices, and, therefore, the need for PIC to retain better subadvisers for the Funds. In particular, the Executive Committee reviewed performance comparison information as December 31, 2004 for Acadian, New Star and Aberdeen as follows:

--------------------------------------------------------------------------------
           Acadian/New Star International*  Aberdeen International   MSCI EAFE
--------- -------------------------------- ------------------------ ------------
1 Year                  22.15%                      20.96%             20.70%
--------- -------------------------------- ------------------------ ------------
3 Years                 17.55%                       9.75%             12.31%
--------- -------------------------------- ------------------------ ------------
5 Years                  3.45%                      (4.06)%            (0.80)%
--------------------------------------------------------------------------------

*The figure shown is that of a hypothetical portfolio with 50% of the assets advised by Acadian and 50% of the assets advised by New Star for the time periods shown. The calculation is derived from performance data for international institutional composites as provided by each firm.


         The Acadian/New Star International performance information is based on a blend of 50% each of their advised portfolios for the time periods indicated. The MSCI (Morgan Stanley Capital International) EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio;

         4) the fact that Acadian and New Star have soft dollar arrangements with several brokers, and Acadian and New Star pool soft dollars throughout the year to pay for a variety of research-related expenses that are of benefit to all Acadian and New Star clients;

         5) the fact that there are no other tangible benefits to Acadian or New Star in providing investment advisory services to the Fund, other than the fee to be earned under the New International Subadvisory Agreements. There may be certain intangible benefits gained to the extent that serving the Fund could enhance Acadian and New Star's reputation in the marketplace, and, therefore, would enable Acadian and New Star to attract additional client relationships; and

         6) the possibility of economies of scale to be achieved as Fund assets increase through the use of a breakpoint fee schedule.

         The Executive Committees concluded that the proposed New International Subadvisory Agreements were more favorable for shareholders than the alternative of experiencing continued lagging performance due to the current Subadvisory Agreement with Aberdeen.

             PROPOSAL 3: APPROVAL OF THE NEW SUBADVISORY AGREEMENTS
               WITH ACADIAN AND NEW STAR FOR THE PHOENIX-ABERDEEN
                          WORLDWIDE OPPORTUNITIES FUND

REQUIRED VOTE

         Approval of the new Subadvisory Agreements with Acadian and New Star requires the affirmative vote of a majority of the outstanding voting securities of the Phoenix-Aberdeen Worldwide Opportunities Fund with all of the Fund's share classes voting together. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the new Subadvisory Agreements with Acadian and New Star are approved by the shareholders of the Phoenix-Aberdeen Worldwide Opportunities Fund, PIC would terminate the current Subadvisory Agreement with Aberdeen on or about June 30, 2005. If the new Subadvisory Agreements with Acadian and New Star are not approved by the shareholders of the Phoenix-Aberdeen Worldwide Opportunities Fund, Aberdeen would continue as subadviser to the Fund under the terms of the current Subadvisory Agreement, and the Board of Trustees would consider the options available to the Fund. If the proposal is approved, it is expected that the Board of Trustees will approve changing the name of the Fund.

THE CURRENT SUBADVISORY AGREEMENT WITH ABERDEEN

         Aberdeen is currently the subadviser for the Phoenix-Aberdeen Worldwide Opportunities Fund with respect to the Fund's investments in international securities. Please refer to Proposal 2 for more information concerning Aberdeen. The Fund's investments in U. S. equities are subadvised by Engemann Asset Management ("Engemann"). The Executive Committee of the Board of Trustees is not requesting shareholder action with respect to the Engemann Subadvisory Agreement.

         The current Subadvisory Agreement between Aberdeen and PIC with respect to the Phoenix-Aberdeen Worldwide Opportunities Fund obligates Aberdeen in the same manner as described in Proposal 2 above with respect to the Phoenix-Aberdeen International Fund. The only difference is that Aberdeen only manages the international component of the Phoenix-Aberdeen Worldwide Opportunities Fund, while Engemann manages the U.S. equities component.

           The Fund pays no fees directly to Aberdeen as the subadviser. Under the current Subadvisory Agreement, Aberdeen is compensated by PIC at the same annual rates set forth in Proposal 2.

         The current Subadvisory Agreement between Aberdeen and PIC with respect to the Phoenix-Aberdeen Worldwide Opportunities Fund is dated October 27, 1998, was amended on November 20, 2002, and was last submitted to a vote of the Funds' shareholders on October 27, 1998. The term of the current Subadvisory Agreement will continue until November 30, 2005 if shareholder approval is not received on this proposal. The current Subadvisory Agreement is subject to termination by PIC or Aberdeen on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement between the Phoenix-Aberdeen Worldwide Opportunities Fund and PIC.

THE NEW SUBADVISORY AGREEMENTS WITH ACADIAN AND NEW STAR

         It is being proposed that shareholders approve a new Subadvisory Agreement between PIC and Acadian and a new Subadvisory Agreement between PIC and New Star (the "New Worldwide Opportunities Subadvisory Agreements") with respect to the Fund's investments in international securities only. The New Worldwide Opportunities Subadvisory Agreements are substantially similar to the current Subadvisory Agreement. The fees paid to Acadian and New Star by PIC under the New Worldwide Opportunities Subadvisory Agreements would be the same as set forth in Proposal 2 for the New International Subadvisory Agreements.

BASIS FOR THE EXECUTIVE COMMITTEE'S RECOMMENDATION

         Please refer to the discussion concerning the basis for the Executive Committee's recommendation found under Proposal 3 above. The discussion is the same for the New Worldwide Opportunities Subadvisory Agreements proposal; the international portion of the Worldwide Opportunities Fund will be managed by the same people, and by the same processes, if the proposals are approved. Although the discussion concerning the basis for the Executive Committee's recommendation is the same for Proposals 3 and 4, the Executive Committee members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

               PROPOSAL 4: APPROVAL OF A PROPOSAL TO PERMIT PIC TO
                    HIRE AND REPLACE SUBADVISORS OR TO MODIFY
               SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

REQUIRED VOTE

         Approval of this proposal requires a majority vote of the shareholders of each Fund. If the shareholders of a Fund do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to such Fund.

         By approving the proposal, shareholders will afford the Funds the opportunity to forego the costly expense of and unnecessary delays associated with proxy solicitations due to necessary subadviser changes.

DESCRIPTION OF EXEMPTIVE RELIEF

         One of the duties of an investment adviser is to recommend to a Board, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser's hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trusts propose that PIC, with the approval of the Boards of Trustees, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of the Funds without obtaining the prior approval of a majority of the outstanding voting securities of the Funds, as is otherwise required by Section 15 of the 1940 Act.

         Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the Securities and Exchange Commission that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such funds' trustees, to retain other subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

         Before this relief can be utilized by the Funds, the Funds' shareholders must approve the applicability of the relief to the Funds. If the Funds' shareholders approve the proposal to allow PIC to utilize this relief for the Funds, the Funds and PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

         Even if the Funds' shareholders approve this arrangement, any new subadvisers engaged or terminated or any change in a subadvisory agreement will still require the approval of the affected Fund's Board of Trustees. In order to approve new subadvisers, the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisers to investment companies comparable to the Funds. The Trustees will review the ability of the subadvisers to provide services to a Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadvisers with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the subadvisers' performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of subadvisers. PIC would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC without shareholder approval.

         Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for such Fund at any time by a vote of a majority of the outstanding voting securities of that Fund.

                           MORE INFORMATION ABOUT PIC

         All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX's primary place of business is One American Row, Hartford, CT 06115. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as administrative agent of the Funds. The principal office of PEPCO is located at 56 Prospect Street, Hartford, CT 06115. The Funds paid PEPCO $219,170 (Phoenix-Aberdeen International Fund) and $359,724 (Phoenix-Aberdeen Worldwide Opportunities Fund) during their last fiscal years for performing these services for the Funds.

         PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. As of December 31, 2004, PIC had approximately $21.8 million in assets under management. PIC does not currently serve as an investment adviser to any funds that have a similar investment objective to the Funds:

         The following persons serve as the principal executive officers of PIC at the address for PIC listed above and do not serve as Trustees or Officers of the Trusts: Michael E. Haylon, Director and President, Fixed Income; James D. Wehr, Director and Senior Vice President, Fixed Income; Glenn H. Pease, Vice President, Finance and Treasurer; and John H. Beers, Vice President and Clerk. The principal occupation of the principal executive officers is the officer's position with PIC.

         PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of December 31, 2004, PXP had approximately

$56.1 billion in assets under management through its investment partners: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC and Euclid Advisors LLC (Zweig) in New York; and PIC in Hartford, CT.

         Each Fund's Amended and Restated Investment Advisory Agreement is dated November 20, 2002, and will continue in effect until November 30, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Disinterested Trustees, and by either a majority of the outstanding voting shares of that Fund or the Trustees of the Fund. The Amended and Restated Investment Advisory Agreements for the Phoenix-Aberdeen International Fund and Phoenix-Aberdeen Worldwide Opportunities fund were last submitted to a vote of shareholders on November 30, 2002 and October 30, 2002, respectively, for the purposes of reorganizing the trusts. Each Investment Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or PIC on 60 days written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Disinterested Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

                         MORE INFORMATION ABOUT ACADIAN

         Acadian Asset Management, Inc. is located at Ten Post Office Square, Boston, MA 02109. Acadian is registered as an investment adviser under the Investment Advisers Act of 1940. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) limited is wholly-owned by Old Mutual PLC. The following persons serve as the principal executive officers of Acadian: Gary L. Bergstrom, Chairman, Director and Treasurer; Ronald D. Frashure, President and Director; Churchill G. Franklin, Executive Vice President and Director; John R. Chisholm, Executive Vice President and Director; Barry B. White, Clerk; Scott F. Powers, Director; Scott P. Dias, Chief Compliance Officer; and
Mark J. Minichiello, Chief Financial Officer. The principal occupation of the principal executive officers is the officer's position with Acadian.

         As of February 28, 2005, Acadian had approximately $15.5 billion in assets under management. Acadian serves as investment adviser to institutional portfolios in the same style as will be provided to the funds. Acadian also serves as investment adviser to the Acadian Emerging Markets Portfolio, a series of the Advisor's Inner Circle Fund. As of March 31, 2005, the Acadian Emerging Markets Portfolio has approximately $643.2 million in net assets. Acadian receives a management fee of 1.00% of average daily net assets for the portfolio. Acadian has not waived, reduced or otherwise agreed to reduce this fee.

                         MORE INFORMATION ABOUT NEW STAR

         New Star is an independent London-based manager of international equities and fixed income securities. New Star is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. The following persons serve as the principal executive officers of New Star: John L. Duffield, Chairman; Howard J. Covington, Chief Executive Officer; Rupert F. Ruvigny, Chief Compliance Officer; Deborah J. Weekes, Director; Mark S. Beale, Director; Richard D. Lewis, Director; Keith C. Brown, Director; Anna E. Kirk, Director; Michelle L. Sanders, Director; Ian J. Beattie, Director; and Timothy J. Bray, Director. The principal occupation of the principal executive officers is the officer's position with New Star.

         New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of February 28, 2005, New Star had approximately U.S. $8.7 billion in assets under management. New Star also serves as investment subadviser to the Frontegra New Star International Equity Fund, a mutual fund managed in a similar style to that proposed for the Funds. The Frontegra New Star International Equity Fund is currently closed to additional investment; as of June 30, 2004 the fund had approximately $12.1 million in net assets. Under the subadvisory agreement, New Star is compensated by Frontegra for its investment advisory services at the annual rate of 0.33% of the Fund's average daily net assets when the Fund has net assets of $100 million or less. Once the Fund has net assets over $100 million, New Star will receive 50% of the net advisory fee (0.95% of average daily net assets) received by Frontegra. New Star has not waived, reduced or otherwise agreed to reduce this fee.

                           SHARE OWNERSHIP INFORMATION

         As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Funds.

  ---------------------------------------------------------------------------------------
   Name of Fund and Class               Shareholder               Shares       Percent
  ------------------------- ---------------------------------- ------------ -------------
      Phoenix-Aberdeen
     International Fund
  ------------------------- ---------------------------------- ------------ -------------
           Class A                    None
  ------------------------- ---------------------------------- ------------ -------------
           Class B           MLPF&S for the sole benefit of       44,466        6.11%
                             its customers
                             4800 Deer Lake Dr. E
                             3rd Floor
                             Jacksonville FL  32246-6484
  ------------------------- ---------------------------------- ------------ -------------
           Class C           PEPCO                                10,559        7.38%
                             56 Prospect St. #1CP8
                             Hartford CT 06103-2818
  ------------------------- ---------------------------------- ------------ -------------
       Phoenix-Aberdeen
   Worldwide Opportunities
             Fund
  ------------------------- ---------------------------------- ------------ -------------
           Class A           NFSC FEBO #XXX-XX0019 FIIOC as      708,585        5.70%
                             agent for 401k Plans
                             100 Magellan Way KW1C
                             Covington KY 41015-1987
  ------------------------- ---------------------------------- ------------ -------------
           Class B                    None
  ------------------------- ---------------------------------- ------------ -------------
           Class C           MLPF&S for the sole benefit of       44,850       11.32%
                             its customers
                             4800 Deer Lake Dr. E
                             3rd Floor
                             Jacksonville FL 32246-6484
  ---------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

         The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Funds do not make portfolio transactions through affiliated brokers.

                                 OTHER BUSINESS

         The Executive Committees of the Boards of Trustees know of no other business to be brought before the Meetings. If other business should properly come before the meetings, the proxy holders will vote thereon in their discretion.

         PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY JUNE 3, 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Executive Committees of the Boards of Trustees




                                             /s/Francis G. Waltman
                                             -----------------------------
                                             Name: Francis G. Waltman
                                             Title: Senior Vice President

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important!

Please detach at perforation before mailing.

PROXY                  PHOENIX-ABERDEEN INTERNATIONAL FUND                 PROXY
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  June 3, 2005

The undersigned shareholder(s) of Phoenix-Aberdeen International Fund (the "Fund"), of Phoenix Multi-Portfolio Fund (the "Trust"), hereby appoints
Doreen Bonner and Ann Spooner, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on June 3, 2005, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 10:00 a.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                 ----------------------------------
                 999 9999 9999 999

                 ----------------------------------

Note: PLEASE SIGN EXACTLY AS YOUR NAME (S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                 -----------------------------------------------------
                 Signature and Title, if applicable


                 -----------------------------------------------------
                 Signature (if held jointly)

              _______________________________________________, 2005
              Date

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

Phoenix-Aberdeen International Fund                     [NUMBER OF SHARES OWNED]

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The Executive Committee of the Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.
Example:  |X|

1. Approve an amendment to the fee schedule of the Fund's Investment Advisory Agreement between the Trust, on behalf of the Fund, and Phoenix Investment Counsel, Inc. ("PIC").

                 FOR [ ]          ABSTAIN [ ]          AGAINST [ ]

2. Approve a new Subadvisory Agreement between PIC and Acadian Asset Management, Inc. and a new Subadvisory Agreement between PIC and New Star Institutional Managers, Inc.

                 FOR [ ]          ABSTAIN [ ]          AGAINST [ ]

3. Approve a proposal to permit PIC to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.

                 FOR [ ]          ABSTAIN [ ]          AGAINST [ ]

            IMPORTANT: PLEASE SIGN AND DATE THIS PROXY BEFORE MAILING

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important!

Please detach at perforation before mailing.

PROXY             PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND           PROXY
                        A SERIES OF PHOENIX EQUITY TRUST
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  JUNE 3, 2005

The undersigned shareholder(s) of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund"), of Phoenix Equity Trust (the "Trust"), hereby appoints Doreen Bonner and Ann Spooner, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on June 3, 2005, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 10:00 a.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                 ----------------------------------
                 999 9999 9999 999

                 ----------------------------------

Note: PLEASE SIGN EXACTLY AS YOUR NAME (S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                 -----------------------------------------------------
                 Signature and Title, if applicable


                 -----------------------------------------------------
                 Signature (if held jointly)

              _______________________________________________, 2005
              Date

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

Phoenix-Aberdeen Worldwide Opportunities Fund [NUMBER OF SHARES OWNED]

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The Executive Committee of the Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.
Example:  |X|

1. Approve an amendment to the fee schedule of the Fund's Investment Advisory Agreement between the Trust, on behalf of the Fund, and Phoenix Investment Counsel, Inc. ("PIC").

                 FOR [ ]          ABSTAIN [ ]          AGAINST [ ]

2. Approve a new Subadvisory Agreement between PIC and Acadian Asset Management, Inc. and a new Subadvisory Agreement between PIC and New Star Institutional Managers, Inc.

                 FOR [ ]          ABSTAIN [ ]          AGAINST [ ]

3. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

                 FOR [ ]          ABSTAIN [ ]          AGAINST [ ]

            IMPORTANT: PLEASE SIGN AND DATE THIS PROXY BEFORE MAILING


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